UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 3, 2021

GALECTIN THERAPEUTICS INC.
(Exact name of registrant as specified in its charter)

Nevada	001-31791	04-3562325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4960 PEACHTREE INDUSTRIAL BOULEVARD, STE 240
NORCROSS, GA 30071
(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (678) 620-3186

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.001par value per share	GALT	The Nasdaq Stock Market

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2021 Annual Meeting of Stockholders held on December 3, 2021, the stockholders of the Company elected each of the Company’s directors that had been nominated to serve until the next annual meeting or until their successors are elected and have been qualified.  The stockholders also (1) ratified the selection of Cherry Bekaert LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2021; (2) adopted and approved an amendment to our Restated Articles of Incorporation increasing the number of authorized common voting shares (“common stock”) from 100,000,000 to 150,000,000; (3) approved an amendment to our 2019 Omnibus Equity Incentive Plan to reserve an additional 3,000,000 shares for issuance under the plan; (4) authorized and approved, for purposes of complying with Nasdaq Listing Rule 5635, the issuance of up to 7,645,268 shares of our common stock upon conversion, exchange or otherwise of principal and accrued interest to Richard E. Uihlein, our Chairman of the Board of Directors, pursuant to the terms of certain unsecured convertible notes aggregating $30,000,000 and the related accrued interest; and (5) authorized the adjournment of the annual meeting if necessary or appropriate, including to solicit additional proxies if there are not sufficient votes at the time of the annual meeting or adjournment or postponement thereof to approve any of the foregoing proposals.

The final results of the voting on each matter of business at the 2021 Annual Meeting are as follows:

Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Gilbert F. Amelio, Ph.D.	24,410,113	1,230,085	17,528,266
James C. Czirr	25,055,992	584,206	17,528,266
Kary Eldred	25,320,269	319,929	17,528,266
Kevin D. Freeman	17,735,576	7,904,622	17,528,266
Joel Lewis	25,274,542	365,656	17,528,266
Gilbert S. Omenn, M.D., Ph.D.	25,224,302	415,896	17,528,266
Marc Rubin, M.D.	23,134,498	2,505,700	17,528,266
Elissa J. Schwartz, Ph.D.	25,359,669	280,529	17,528,266
Harold H. Shlevin, Ph.D.	25,247,676	392,522	17,528,266
Richard E. Uihlein, Chairman	25,321,594	318,604	17,528,266
Richard A. Zordani	25,308,804	331,394	17,528,266

Ratification of the selection of Cherry Bekaert LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2021

Votes For	Votes Against	Votes Abstain
42,850,755	148,274	169,435

Adopt and approve an amendment to our Restated Articles of Incorporation increasing the number of authorized common voting shares (“common stock”) from 100,000,000 to 150,000,000.

Votes For	Votes Against	Votes Abstain
39,970,548	2,945,464	252,452

Approve an amendment to our 2019 Omnibus Equity Incentive Plan to reserve an additional 3,000,000 shares for issuance under the plan.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
23,700,836	1,778,822	160,540	17,528,266

Authorize and approve, for purposes of complying with Nasdaq Listing Rule 5635, the issuance of up to 7,645,268 shares of our common stock upon conversion, exchange or otherwise of principal and accrued interest to Richard E. Uihlein, our Chairman of the Board of Directors, pursuant to the terms of certain unsecured convertible notes aggregating $30,000,000 and the related accrued interest.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
24,730,600	656,294	253,304	17,528,266

Authorize the adjournment of the annual meeting if necessary or appropriate, including to solicit additional proxies if there are not sufficient votes at the time of the annual meeting or adjournment or postponement thereof to approve any of the foregoing proposals.

Votes For	Votes Against	Votes Abstain
41,277,245	1,566,125	325,094

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Galectin Therapeutics Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Galectin Therapeutics Inc.

Date: December 7, 2021	By:	/s/ Jack W. Callicutt
Jack W. Callicutt
Chief Financial Officer